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                                                                Exhibit 10.30


                         STOCKHOLDERS JOINDER AGREEMENT
                                      AND
                   AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT

         This Stockholders Joinder Agreement and Amendment No. 3 to Stockholders Agreement (this "Stockholders Joinder Agreement") is entered into on this _____ day of September, 1996, by and among Steel Dynamics Holdings, Inc. (the "Company"), each of the persons listed on Schedule I attached hereto (the "Bain Group"), General Electric Capital Corporation ("GECC"), each of the persons listed on Schedule II attached hereto (the "Whitney Group"), Heavy Metal, L.C. ("Heavy Metal"), Keylock Investments Limited ("Keylock"), Mazelina Anstalt ("Mazelina"), Low Cost Limited Partnership ("Low Cost"), each of the persons listed on Schedule III attached hereto (the "Subdebt Group"), each of the persons listed on Schedule IV attached hereto (the "Management Group"), Preussag Stahl AG, a company incorporated under the laws of the Federal Republic of Germany ("Preussag"), and Sumitomo Corporation, a corporation organized and existing under the laws of Japan, and Sumitomo Corporation of America, a company incorporated under the laws of the State of New York, hereinafter collectively the "Sumitomo Group" or "Sumitomo". The entities and individuals which comprise the Bain Group, GECC, the Whitney Group, Heavy Metal, Keylock, Mazelina, Low Cost, the Management Group and Preussag are collectively referred to herein as the "Stockholders," and each as a "Stockholder." The entities and individuals which comprise the Subdebt Group are collectively referred to herein as the holders of "Warrants," and each as a "Warrant Holder." APT Holdings Corporation, a non-signatory, shall be a third party beneficiary of this Stockholders Joinder Agreement.

         For purposes of this Stockholders Joinder Agreement, all capitalized terms shall have the same meaning as those terms have under the Stockholders Agreement.

         WHEREAS, the Company, the Stockholders, and the Warrant Holders are parties to a Stockholders Agreement dated June 30, 1994, as amended by Stockholders Joinder Agreement and Amendment No. 1 to Stockholders Agreement and Stockholders Joinder Agreement and Amendment No. 2 to Stockholders Agreement (the "Stockholders Agreement");

         WHEREAS, Section 10 of the Stockholders Agreement provides that the Stockholders Agreement may be modified or amended if approved in writing by the Company and the holders of a majority of the then outstanding "Bain Shares," the holders of a majority of the then outstanding "GECC Shares," the holders of a majority of the then outstanding "Keylock Shares," the holders of a majority of the then outstanding "Heavy Metal Shares," the holders of a majority of the then outstanding "Whitney Shares," and the holders of a majority of the then outstanding "Management Shares", and the holders of a majority of the outstanding "Preussag Shares";

         WHEREAS, the Company and the Sumitomo Group have agreed upon the terms of and propose to enter into a Stock Purchase Agreement (the "Sumitomo Purchase Agreement"), in
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substantially the form attached hereto as Exhibit A, pursuant to the terms of which the Company has agreed to sell to the Sumitomo Group, and the Sumitomo Group has agreed to purchase from the Company certain shares of the Company's Class A Common Stock (the "Sumitomo Shares");

         WHEREAS, one of the conditions to the Sumitomo Group's purchase of the Sumitomo Shares under the Sumitomo Purchase Agreement is that the Sumitomo Group join in and become a party to the Stockholders Agreement, thereby becoming entitled to the benefits and subjecting itself to the obligations thereunder that are accorded to the Stockholders in general, subject, however, to those limitations as are set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants of the parties to the Sumitomo Purchase Agreement and to other good and valuable consideration described herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. SUMITOMO AGREEMENT. Sumitomo agrees to and does hereby enter into the Stockholders Agreement with the Company, with the other Stockholders, and with the members of the Subdebt Group, and agrees to be bound by all of the terms thereof, including, without limitation, the voting agreement described in
Section 1, the restrictions on transfer described in Section 2, the provisions regarding a sale of the Company described in Section 3, the agreements concerning limited preemptive rights described in Section 4, the covenants set forth in Section 5, the legending of the share certificates set forth in
Section 6, the Additional Restrictions described in Section 9, and the provisions on amendment and waiver in Section 10; it being understood, however, that for purposes of Section 1 of the Stockholders Agreement, the Sumitomo Group shall not be entitled to elect one of its own representatives to the Company's Board of Directors, the number of Directors shall remain at 10 and that the Sumitomo Group shall nonetheless be bound by the provisions of Section 1 to vote its Stockholder Shares in the manner otherwise required by Section 1.

         2. THE OTHER PARTIES' AGREEMENT. The Company, the Stockholders, and the members of the Subdebt Group agree to and do hereby enter into the Stockholders Agreement with Sumitomo, agree to be bound by all of the terms thereof, and agree that, from and after the Effective Date hereof, the Sumitomo Group shall be deemed to have been a Stockholder, and the Sumitomo Group's Shares shall be deemed to have been "Sumitomo Shares" for all purposes under the Stockholders Agreement, as amended hereby.

         3. SPECIFIC AMENDMENTS. Without limiting the generality of the foregoing agreements, the following specific amendments shall be deemed made to the Stockholders Agreement, to operate prospectively from and after the Effective Date hereof:

         (a) The phrase, "and each of the persons set forth on Schedule V attached hereto (the "Sumitomo Group")" shall be added to the end of the first sentence of the introductory paragraph and the phrase "and the Sumitomo Group" shall be added after the words "Management Group" in the second sentence of the introductory




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                 paragraph, and separate signature lines for Sumitomo
                 Corporation and Sumitomo Corporation of America shall be added to the signature pages immediately following the signature lines for "Preussag Stahl AG,"

         (b) The word "or" before the words "Preussag Shares" in Section 5(d) shall be deleted and, after the words "Preussag Shares" the words ", or Sumitomo Shares" shall be added;

         (c) A definition of "Sumitomo Shares" shall be added to Section 7 ("Definitions"), immediately following the definition of "Subsidiary," and the text of such definition shall be patterned after the definition of "Bain Shares," substituting "Sumitomo" for the words "the Bain Group" or "Sumitomo Shares" for "Bain Shares" wherever such terms appear within the definition; and

         (d)     In connection with the definition of "Stockholders Shares" in
                 Section 7, the word "and" immediately following the word "Shares" in the fourth line thereof shall be deleted and, following the words "Preussag Shares" at the end of the definition, the words ", and the Sumitomo Shares." shall be added.

         4. ADDRESS FOR NOTICE. For purposes of any notice under Section 16 of this Stockholders Joinder Agreement, Sumitomo's address is:

                 Sumitomo Corporation           Sumitomo Corporation of America
                 ATTN:  Tsunehiro Ichiki        ATTN:  Kei Kato
                 Josuika Building               2750 USX Tower
                 2-1-1 Hitotsubashi             600 Grant St.
                 Chiyodo - Ku                   Pittsburg, PA  15219-2751
                 Tokyo, 101, Japan              Tele:    412-391-9672
                 Tele:    011-03-3237-3180      Fax:     412-391-9756
                 Fax:     011-03-3237-3179


         5. EFFECTIVE DATE. The Effective Date of this Stockholders Joinder Agreement shall be September ______, 1996, concurrently with the Closing of the Sumitomo Purchase Agreement.

         IN WITNESS WHEREOF, the parties have executed this Stockholders Joinder Agreement on the day and year first above written.

                                    STEEL DYNAMICS HOLDINGS, INC.
                                         /s/ Keith E. Busse
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------







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                                  STOCKHOLDERS


                                    BAIN CAPITAL FUND IV, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner
                                         /s/ Paul B. Edgerley, Managing Director
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    BAIN CAPITAL FUND IV-B, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner
                                         /s/ Paul B. Edgerley, Managing Director
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    BCIP ASSOCIATES

                                         /s/ Paul B. Edgerley, A General Partner
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    A General Partner


                                    BCIP TRUST ASSOCIATES, L.P.

                                         /s/ Paul B. Edgerley, A General Partner
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    A General Partner






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                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION

                                         /s/ E.S. Christie, Manager Operations
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    J. H. WHITNEY & CO.

                                         /s/ David J. O'Brien, A General Partner
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    WHITNEY 1990 EQUITY FUND, L.P.

                                        /s/ Daniel J. O'Brien, A General Partner
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------


                                    KEYLOCK INVESTMENTS LIMITED

                                         /s/ M. Hugelshefen, Director
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------






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                                    MAZELINA ANSTALT c/o LIC. IUR.
                                      GERTRUDE BECK, LIECHTENSTEIN

                                         /s/ M. Hugelshefen, Director
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    HEAVY METAL, L.C.

                                         /s/ Robin K. Kanner, Signatory Member
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    LOW COST LIMITED PARTNERSHIP

                                    By: SMS Investors, Inc., its General Partner

                                         /s/ David L. Stickler, President
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------


                                    KLANS ASSOCIATES

                                         /s/ James Learner, A General Partner
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------






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                                    STEEL INK COMPANY

                                         /s/ Peter Brickfield, President
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------


                                         /s/ Keith E. Busse
                                    -----------------------------------------
                                    Keith E. Busse

                                         /s/ Richard P. Teets, Jr.
                                    -----------------------------------------
                                    Richard P. Teets, Jr.

                                         /s/ Mark D. Millett
                                    -----------------------------------------
                                    Mark D. Millett

                                         /s/ Tracy L. Shellabarger
                                    -----------------------------------------
                                    Tracy L. Shellabarger



                                    McDONALD & COMPANY INVESTMENTS, INC.

                                         /s/ David L. Stickler,
                                         Senior Vice President
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    McD VENTURE CAPITAL FUND, L.P.

                                         /s/ Ralph M. Della Ratta, Jr.,
                                         A General Partner
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    A General Partner






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                                    APT HOLDINGS CORPORATION

                                         /s/ Charles J. Billerbeck
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    PREUSSAG STAHL AG

                                         /s/ Jurgen Kolb
                                    By
                                      --------------------------------------


                                    SUMITOMO CORPORATION

                                         /s/ Tsunehiro Ichiki, Director,
                                             Iron & Steel Raw
                                             Materials Iron & Steel Div., No. 1
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    SUMITOMO CORPORATION OF AMERICA

                                         /s/ Masahiko Nakagawa,
                                         Senior Vice President
                                         and General Manager, Pittsburgh Office
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------






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                         SUBORDINATED DEBT NOTE HOLDERS


                                    WHITNEY SUBORDINATED DEBT FUND, L.P.

                                         /s/ Daniel J. O'Brien
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    A General Partner



                                    GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                         /s/ E. S. Christie, Manager Operations
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    SUMITOMO CORPORATION OF AMERICA

                                         /s/ Masahiko Nakagawa,
                                         Senior Vice President
                                         and General Manager, Pittsburgh Office
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------


                                    THE LINCOLN NATIONAL LIFE
                                      INSURANCE COMPANY

                                    By:  Lincoln Investment Management, Inc.
                                         (formerly known as Lincoln Investment
                                          Management Company), its
                                          attorney-in-fact

                                         /s/ Richard L. Corwin,
                                         Second Vice President
                                    By
                                      --------------------------------------
                                    Name Richard L. Corwin
                                    Its  Second Vice President






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                                    LINCOLN NATIONAL INCOME FUND, INC.

                                         /s/ David C. Fischer, Vice President
                                    By
                                      --------------------------------------
                                    Name David C. Fischer
                                    Its  Vice President



                                    SDI LIMITED PARTNERSHIP

                                    By: SDI Investors, Inc., its General Partner

                                         /s/ David Knoll, President
                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------



                                    LDI, LTD., an Indiana limited partnership

                                    by:  LDI Management, Inc., an Indiana
                                         corporation, General Partner


                                    By
                                      --------------------------------------
                                    Name
                                        ------------------------------------
                                    Its
                                        ------------------------------------






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                                   SCHEDULE I



                                   BAIN GROUP



                           Bain Capital Fund IV, L.P.

                         Bain Capital Fund IV - B, L.P.

                             BCIP Associates, L.P.

                          BCIP Trust Associates, L.P.

                                KLANS Associates





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                                  SCHEDULE II


                                 WHITNEY GROUP


                               J.H. Whitney & Co.

                         Whitney 1990 Equity Fund, L.P.





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                                  SCHEDULE III


                                 SUBDEBT GROUP


                      Whitney Subordinated Debt Fund, L.P.

                        Sumitomo Corporation of America

                      General Electric Capital Corporation

                  The Lincoln National Life Insurance Company

                       Lincoln National Income Fund, Inc.

                            SDI Limited Partnership

                                   LDI, Ltd.





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                                  SCHEDULE IV


                                MANAGEMENT GROUP


                                 Keith E. Busse

                                Mark D. Millett

                             Richard P. Teets, Jr.

                             Tracy L. Shellabarger

                               Steel Ink Company





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                                   SCHEDULE V


                                 SUMITOMO GROUP


                              Sumitomo Corporation

                        Sumitomo Corporation of America





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